UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 4, 2007

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed to update the historical financial statements included in Pinnacle Entertainment, Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2005 to reflect the Casino Magic Biloxi site and certain related assets as held for sale for the year ended December 31, 2005 and the results of Casino Magic Biloxi as discontinued operations for all periods presented.

On November 9, 2006, the Company completed the sale of the Casino Magic Biloxi site and certain related assets for approximately $45 million in cash to Grand Casinos of Mississippi, Inc.-Biloxi, a subsidiary of Harrah’s Entertainment, Inc. (“Harrahs”) pursuant to the Agreement for the Sale and Purchase of Real Estate, Assignment of Leases and Joint Escrow Instructions dated as of May 26, 2006 by and among direct and indirect subsidiaries of the Company and Harrah’s. In accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-lived Assets,” (“SFAS No. 144”), the Company reported the assets held for sale as of June 30, 2006 and reflected the results of Casino Magic Biloxi as discontinued operations for the three and six months ended June 30, 2006 and 2005 in the Quarterly Report on Form 10-Q for the period ended June 30, 2006. The physical property sold was severely damaged by Hurricane Katrina in August 2005. Pinnacle filed an insurance claim for its losses associated with the casino-hotel previously operated at the Casino Magic Biloxi site, which claim was retained by the Company in the sale.

The Securities and Exchange Commission (“SEC”) requires the same classifications for discontinued operations as is required by SFAS No. 144 when a registrant incorporates by reference financial statements (or amends a previously filed registration, proxy or information statement). Accordingly the Company is filing this Current Report on Form 8-K to reflect the impact of this reclassification of Casino Magic Biloxi to assets held for sale and as discontinued operations for previously issued financial statements.

The following updated information is presented in this Current Report on Form 8-K:

-	Part II—Item 6. Selected Financial Data—Selected Financial Data for the five years ended December 31, 2005, that were originally filed in Part II, Item 6 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”);

-	Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in Part II, Item 7 of the Form 10-K;

-	Part II—Item 8. Financial Statements and Supplementary Data—Financial Statements (including related notes to the consolidated financial statements) as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003 that were originally filed in Part II, Item 8 of the Form 10-K;

These sections have only been updated for the reclassification of the Casino Magic Biloxi site and certain related assets as held for sale for the year ended December 31, 2005 and the results of operations of Casino Magic Biloxi as discontinued operations for all periods presented. These sections have not been updated for other events, including, but not limited to, the termination of a then-proposed merger with Aztar Corporation, occurring after the filing date of the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit 99.1	Updated sections of Form 10-K:

Part II—Item 6. Selected Financial Data—Selected Financial Data for the five years ended December 31, 2005, that were originally filed in Part II, Item 6 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”).

Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in Part II, Item 7 of the Form 10-K.

Part II—Item 8. Financial Statements and Supplementary Data—Financial Statements (including related notes to the consolidated financial statements) as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003 that were originally filed in Part II, Item 8 of the Form 10-K.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: January 4, 2007	By:	/S/ STEPHEN H. CAPP
Stephen H. Capp Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit 99.1	Updated sections of Form 10-K:

Part II—Item 6. Selected Financial Data—Selected Financial Data for the five years ended December 31, 2005, that were originally filed in Part II, Item 6 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”).

Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in Part II, Item 7 of the Form 10-K.

Part II—Item 8. Financial Statements and Supplementary Data—Financial Statements (including related notes to the consolidated financial statements) as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003 that were originally filed in Part II, Item 8 of the Form 10-K.

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